Filed pursuant to Rule 497(a)
File No. 333-283139

Rule 482 ad

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C1 Fund Inc. files initial registration statement for proposed $100 million IPO of digital assets-focused closed-end fund

November 13, 2024

Palo Alto, California: C1 Fund Inc., a new closed-end investment company (the “Fund”), on November 12, 2024, filed a registration statement with the U.S. Securities and Exchange Commission (“SEC”) to register $100 million worth of common shares (“Common Shares”) to be sold in an initial public offering (“IPO”). The investment objective of the Fund is to maximize the portfolio’s total return, principally by seeking capital gains on the Fund’s equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of companies principally engaged in the digital assets services and technology sector. The Fund intends to achieve its investment objective by investing in a portfolio of what the Fund believes to be 30 of the top digital assets services and technology companies.

“We are building a fund to expand access for institutional and retail investors to invest in the leading late-stage digital assets services and technology companies around the world. We believe the Fund presents a unique opportunity for investors to realize the Fund’s investment objective of maximizing total return,” said Dr. Najamul Kidwai, Co-founder, President and CEO of the Fund.

C1 Fund Inc. is a Maryland corporation based in Palo Alto, California. It is intended that C1 Advisors LLC, which is also based in Palo Alto, California, will serve as the Fund’s investment adviser.

The Fund intends to apply to list its Common Shares on the New York Stock Exchange.

A registration statement on Form N-2 relating to the Common Shares has been filed with the SEC but has not yet become effective. The Common Shares may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The IPO will be made only by means of a prospectus. Copies of the preliminary prospectus relating to the IPO may be obtained by visiting EDGAR on the SEC’s website at www.sec.gov or at https://www.sec.gov/Archives/edgar/data/2044327/000110465924116651/tm2427547d1_n2.htm. The information in the preliminary prospectus and this press release is not complete and may be changed.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any Common Shares, and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction. Any offers, solicitations or offers to buy, or any sales of Common Shares will be made in accordance with the registration requirements of the Securities Act of 1933, as amended. The IPO is subject to market and other conditions and the completion of the SEC’s review process.

www.C1Fund.com